UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On May 29, 2015, Matson Navigation Company, Inc. (“Matson Navigation”), a wholly-owned subsidiary of Matson, Inc. (“Matson”), completed its acquisition of Horizon Lines, Inc. (“Horizon”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of November 11, 2014, as amended by Amendment No. 1, dated as of February 13, 2015 (“Amendment No. 1”), by and among Matson Navigation, Hogan Acquisition Inc., a wholly-owned subsidiary of Matson Navigation (“Merger Sub”), and Horizon  (as amended, the “Merger Agreement”).  At the effective time, as defined in the Merger Agreement, Merger Sub merged with and into Horizon, with Horizon continuing as the surviving entity and a direct wholly-owned subsidiary of Matson Navigation (the “Merger”).  Concurrently with the closing of the Merger, Horizon changed its name to Matson Alaska, Inc.

Immediately prior to the closing of the Merger, Horizon completed the sale of its container shipping business serving the market of Hawaii from the continental United States to The Pasha Group.

Pursuant to the Merger, Matson acquired the stock of Horizon for $0.72 per fully diluted common share, or $69 million, and repaid Horizon’s outstanding debt, for a total transaction value of $469 million (before transaction costs).  Matson financed the transaction with cash on hand and available borrowings under its revolving credit facility.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Matson’s Current Report on Form 8-K dated November 12, 2014.  Amendment No. 1 was filed as Exhibit 2.1 to Matson’s Current Report on Form 8-K dated February 17, 2015.

Matson will file with the Securities and Exchange Commission (the “SEC”) the financial statements and pro forma financial information required to be filed pursuant to Item 9.01 of Form 8-K within 71 days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 8.01.                                        Other Events.

On May 29, 2015, Matson issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release issued by Matson, Inc., dated May 29, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: May 29, 2015

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